SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): NOVEMBER 8, 2004


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                          000-02324               11-1974412
(State of Other Jurisdiction            (Commission            (IRS Employer
   of Incorporation)                    File Number)         Identification No.)



35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                         11803
(Address of Principal Executive Offices)                        (Zip Code)


                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 8, 2004, Aeroflex Incorporated (the "Registrant") issued a press release announcing the Registrant's financial results for the first fiscal quarter ended September 30, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


99.1 Press release dated November 8, 2004 issued by the Registrant.

     The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         AEROFLEX INCORPORATED

                                         By:  /s/Michael Gorin
                                            -----------------------------
                                            Name:   Michael Gorin
                                            Title:  Vice Chairman

Dated:   November 9, 2004
























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